UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

Bowman Consulting Group Ltd.
(Exact name of registrant as specified in its charter)

Delaware	001-40371	54-1762351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12355 Sunrise Valley Drive, Suite 520
Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 464-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BWMN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On October 5, 2026, Bowman Consulting Group Ltd. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) relating to the virtual special meeting of stockholders (the “Special Meeting”) to be held on November 4, 2026 to consider certain proposals related to the Agreement and Plan of Merger, dated as of August 10, 2026 (the “Merger Agreement”), by and among the Company, Prive Parent, Inc., a Delaware corporation (“Parent”), and Prive Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, the Merger Agreement provides that Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (such merger, the “Merger”). Parent and Merger Sub are affiliated with Bernhard Capital Partners (“BCP”).

Litigation Related to the Merger

As of October 27, 2026, the Company has received several demand letters from purported stockholders (the “Demand Letters”) of the Company and, to the Company’s knowledge, two complaints related to the Merger have been filed in the Supreme Court of the State of New York, New York County, captioned Smith v. Bowman Consulting Group Ltd., et al. (filed October 14, 2026) and Scott v. Bowman Consulting Group Ltd., et al. (filed October 15, 2026) (collectively referred to as the “Stockholder Actions”). The Demand Letters allege that, among other things, the preliminary proxy statement filed by the Company with the SEC on September 25, 2026 or the Definitive Proxy Statement contained materially misleading and incomplete statements about the Merger. The Stockholder Actions name the Company and each member of the board of directors of the Company (the “Company Board”) as defendants, assert claims for negligent misrepresentation and concealment and for negligence under New York common law, and seek, among other things, to enjoin the consummation of the Merger unless and until additional disclosures are made, and in the alternative rescission or damages, together with attorneys’ and experts’ fees and costs. Although the outcome of, or estimate of the possible loss or range of loss from, these matters cannot be predicted, the Company believes that the allegations contained in the Demand Letters and Stockholder Actions are without merit. The Company believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the Merger and to minimize the expense of defending the Stockholder Actions, and without admitting any liability or wrongdoing, the Company is voluntarily making certain disclosures below that supplement those contained in the Definitive Proxy Statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K (this “Current Report”). Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required. It is possible that additional, similar demand letters or complaints may be received or filed, or the Stockholder Actions may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter, complaint or any amended complaint.

SUPPLEMENT TO THE PROXY STATEMENT

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined text (e.g., underlined text) shows text being added to a referenced disclosure in the Definitive Proxy Statement and a line through text (e.g., ~~a line through text~~) shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.

Summary Term Sheet

The disclosure under the heading “Summary Term Sheet—Litigation Related to the Merger” is hereby amended and restated to read in its entirety as follows:

Lawsuits may be filed against the Company, the Company Board or the Company’s officers in connection with the Merger or the Transactions, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. As of October 27, 2026, the Company has received several demand letters from purported stockholders of the Company claiming that the preliminary proxy statement filed on September 25, 2026 or this proxy statement contained materially misleading and incomplete statements about the Merger. In addition, two lawsuits related to the Merger have been filed in the Supreme Court of the State of New York, New York County, captioned Smith v. Bowman Consulting Group Ltd., et al. (filed October 14, 2026) and Scott v. Bowman Consulting Group Ltd., et al. (filed October 15, 2026). Each lawsuit names the Company and each member of the Company Board as defendants, asserts claims for negligent misrepresentation and concealment and for negligence under New York common law, and seeks, among other things, to enjoin the consummation of the Merger unless and until additional disclosures are made, and in the alternative rescission or damages, together with attorneys’ and experts’ fees and costs. The Company believes that the claims asserted in the demand letters and the lawsuits are without merit.

2

The Merger

The disclosure under the heading “The Merger—Opinion of Financial Advisor to the Company” is hereby amended and supplemented as follows:

By adding the underlined disclosure to the table below the paragraph beginning “BofA Securities reviewed, to the extent publicly available, financial information relating to the following 14 selected transactions...” on page 55 of the Definitive Proxy Statement:

Date Announced	Acquiror	Target	EV / Twelve-Month Adjusted EBITDA
June 2022	WSP Global Inc.	John Wood Group PLC’s Built Environment Division	16.0x
July 2022	Arcadis NV	IBI Group Inc.	11.5x
September 2022	Tetra Tech, Inc.	RPS Group plc	16.0x
January 2023	GI Partners, LLC	Atlas Technical Consultants, Inc.	12.0x
August 2024	WSP Global Inc.	POWER Engineers, Incorporated	15.2x
October 2024	Parsons Corporation	BCC Engineering, LLC	13.0x
May 2025	Acuren Corporation	NV5 Global, Inc.	11.6x
June 2025	WSP Global Inc.	Ricardo plc	10.4x

July 2025	SGS SA	Applied Technical Services, LLC	13.9x
August 2025	Qualus Power Services, LLC	John Wood Group PLC’s North American Transmission & Distribution Engineering Business	14.9x
September 2025	Applus Services, S.A.	APEM Groupe SAS	14.7x
December 2025	WSP Global Inc.	TRC Companies, LLC	15.9x
January 2026	Jacobs Solutions Inc.	PA Consulting Group Limited (35% interest)	13.0x
May 2026	Willdan Group, Inc.	Burton Energy Group, LLC	10.6x

By adding the underlined disclosure to the paragraph beginning “The EV, Twelve-Month Adjusted EBITDA and corresponding EV / Twelve-Month Adjusted EBITDA multiples for each of the selected transactions are presented above…” on page 55 of the Definitive Proxy Statement:

The EV, Twelve-Month Adjusted EBITDA and corresponding EV / Twelve-Month Adjusted EBITDA multiples for each of the selected transactions are presented above. Based on the foregoing, the mean and median multiples obtained by dividing EV by the Twelve-Month Adjusted EBITDA for the selected transactions were 13.5x and 13.5x, respectively. BofA Securities then applied Twelve-Month Adjusted EBITDA multiples of 10.5x to 13.5x, derived from the selected transactions and based on its professional judgment and experience, to the Company’s Adjusted EBITDA generated during the 12-month period ended June 30, 2026, of $79 million. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Historical financial data of the Company were based on the Company’s public filings, with the exception of the Company’s financial data for the second quarter of 2026, which were provided by the Company’s management. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the Per Share Price.

By adding the underlined disclosure to the paragraph beginning “BofA Securities performed a discounted cash flow analysis of the Company to calculate…” on page 56 of the Definitive Proxy Statement:

The cash flows and terminal values were then discounted to present value as of June 30, 2026, assuming a mid-year convention, using discount rates ranging from 10.0% to 12.0%, which were based on an estimate of the Company’s weighted average cost of capital, as estimated by BofA Securities based on its professional judgment and experience. From the resulting enterprise values, BofA Securities deducted net debt, as of June 30, 2026, to derive equity values and divided the resulting implied equity values by the number of fully diluted shares of Company Common Stock outstanding ranging from approximately 17.666 million to 17.848 million (calculated on a treasury stock method basis, based on information provided by the management of the Company). This analysis indicated the following approximate implied per share equity value reference range for the Company as compared to the Per Share Price:

By adding the underlined disclosure to the second bullet point under the heading “Other Factors” on page 56 of the Definitive Proxy Statement:

●
certain publicly available equity research analyst one-year forward stock price targets for the Company Common Stock as of August 7, 2026, which, after discounting at the midpoint of the Company’s estimated cost of equity of 13%, indicated a range of $38.00 to $58.00 and a range of present values of $33.63 to $51.33 per share; and

The disclosure under the heading “The Merger—Litigation Related to the Merger” is hereby amended and restated to read in its entirety as follows:

Lawsuits may be filed against the Company, the Company Board or the Company’s officers in connection with the Merger, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. As of October 27, 2026, the Company has received several demand letters from purported stockholders (the “Demand Letters”) of the Company claiming that the preliminary proxy statement filed on September 25, 2026 contained or this proxy statement contains materially misleading and incomplete statements about the Merger. In addition, two lawsuits related to the Merger have been filed in the Supreme Court of the State of New York, New York County, captioned Smith v. Bowman Consulting Group Ltd., et al. (filed October 14, 2026) and Scott v. Bowman Consulting Group Ltd., et al. (filed October 15, 2026). Each lawsuit names the Company and each member of the Company Board as defendants, asserts claims for negligent misrepresentation and concealment and for negligence under New York common law, and seeks, among other things, to enjoin the consummation of the Merger unless and until additional disclosures are made, and in the alternative rescission or damages, together with attorneys’ and experts’ fees and costs. The Company believes that the claims asserted in the Demand Letters and the lawsuits are without merit.

3

Important Information and Where to Find It

The Merger will be submitted to the Company’s stockholders for their consideration and approval at the Special Meeting to be held on November 4, 2026. In connection with the Merger, the Company filed the Definitive Proxy Statement with the SEC on October 5, 2026. The Definitive Proxy Statement and a form of proxy card were mailed or otherwise furnished to the Company’s stockholders on or about October 5, 2026. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS), IF ANY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the Merger.

The Company’s investors and stockholders may obtain a free copy of the Definitive Proxy Statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the documents filed with the SEC by the Company from the Company’s website at investors.bowman.com or by directing a request to the Company by e-mail to ir@bowman.com, or by telephone to (703) 464-1000, or by contacting the Company’s proxy solicitor, MacKenzie Partners, Inc., by telephone at 1-800-322-2885 or by e-mail to proxy@mackenziepartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger and other matters to be voted on at the Special Meeting. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement on Schedule 14A for the Company’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2026 (the “2026 Annual Meeting Proxy Statement”), including under the headings “Executive and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.” To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) change from the amounts set forth in the 2026 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Merger is included in the Definitive Proxy Statement, including under the heading “The Merger—Interests of the Company’s Non-Employee Directors and Executive Officers in the Merger.” You may obtain free copies of these documents using the sources indicated above.

4

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Merger, including the expected timing of the closing of the Merger, the ability of the parties to complete the Merger considering the various closing conditions, the expected synergies, impacts and benefits of the Merger, the plans, strategies and prospects, both business and financial, of the Company, and any assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations.

These risks and uncertainties include risks and developments related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain required regulatory approvals and satisfy the other conditions to the completion of the Merger, or the failure to satisfy such conditions, (ii) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, financial performance, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) the effect of the restrictions imposed by the Merger Agreement during the pendency of the Merger, which may (x) disrupt the Company’s current plans and business operations, (y) impact the Company’s ability to pursue certain business opportunities or strategic transactions or (z) divert management’s attention from ongoing business operations, (iv) the availability of financing for the Merger, which is not a condition to closing of the Merger, (v) the possibility that competing offers may be made, and the effect of such competing offers on the Merger and the parties’ respective rights under the Merger Agreement, (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (vii) the fact that the Company may be required to pay a termination fee to an affiliate of BCP if the Merger Agreement is terminated in certain circumstances, (viii) litigation being instituted against the Company, BCP or other parties, including their respective directors, managers or officers, in connection with the Merger, which may have an unfavorable outcome, (ix) the uncertainty of the outcome of any such litigation and its effects on the parties to the Merger Agreement, (x) changes in laws, regulations, or policies, (xi) general economic conditions, nationally and globally, and their effect on the market for the Company’s services, (xii) competitive pressures and trends in the Company’s industry and its ability to successfully compete with its competitors, (xiii) the effect on the Company’s stock price if the Merger is not completed, which may decline significantly following a termination of the Merger Agreement, (xiv) potential business uncertainty during the pendency of the Merger, including changes to existing business relationships, (xv) the significant costs, fees and expenses the Company may incur in connection with the Merger, and (xvi) the effects of unknown liabilities related to the Merger on the Company.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, each filed with the SEC, the Definitive Proxy Statement, including under the caption “Cautionary Statement Regarding Forward-Looking Statements,” and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page at investors.bowman.com. The forward-looking statements included in this Current Report are made only as of the date hereof, and the Company disclaims any obligation to update the forward-looking statements in the future, except as required by applicable law. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWMAN CONSULTING GROUP LTD.

Date: October 27, 2026

	By:	/s/ Bruce Labovitz
Bruce Labovitz
Chief Financial Officer